Exhibit 99.1

Tower Group International, Ltd. Issues Statement Regarding Proposal from Euroins Insurance Group

HAMILTON, Bermuda--(BUSINESS WIRE)--May 15, 2014--Tower Group International, Ltd. (NASDAQ:TWGP) (“Tower”) acknowledges receipt of an unsolicited letter, dated May 12, 2014, from Eurohold Group and Euroins Insurance Group (“EIG”) outlining a proposed stock-for-stock transaction pursuant to which EIG would acquire Tower, and announces that Tower’s board of directors has unanimously determined that such proposal does not constitute and could not reasonably be expected to lead to a “Superior Proposal” as defined in the merger agreement, dated as of January 3, 2014 and amended as of May 8, 2014, among Tower, ACP Re, LTD. (“ACP Re”) and London Acquisition Company Limited. As a result of such determination, Tower will not pursue the proposal contained in the letter from EIG. Tower continues to be bound by the terms of the merger agreement with ACP Re.

The unanimous decision by Tower’s board of directors comes after careful consideration and consultation with Tower’s management and with its financial advisers and outside legal counsel. Tower’s board of directors continues to believe that the consummation of the transaction contemplated by the merger agreement with ACP Re is in the best interest of Tower and its shareholders. Tower’s board of directors believes that the transaction proposed by EIG is inferior to the transaction contemplated by the merger agreement with ACP Re and that it is less certain, is riskier for Tower and its shareholders and would take longer to complete as compared to the transaction contemplated by the merger agreement with ACP Re.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of Tower. In connection with the merger agreement, Tower filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on February 13, 2014 and intends to file a definitive proxy statement with the SEC and to mail such definitive proxy statement and a form of proxy to Tower’s shareholders when they are completed. Investors and shareholders are urged to read the preliminary proxy statement, the definitive proxy statement and other relevant materials filed with the SEC when they become available because they contain or will contain important information about Tower, ACP Re and the proposed transaction. The preliminary proxy statement, the definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Tower or ACP Re with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed by Tower with the SEC by directing a written request to “Investor Relations,” Tower Group International, Ltd., Bermuda Commercial Bank Building, 2nd Floor, 19 Par-la-Ville Road, Hamilton, HM 11, Bermuda, or by email to William E. Hitselberger, Executive Vice President and Chief Financial Officer at bhitselberger@twrgrp.com.

Participants in the Solicitation

The directors, executive officers and other members of management and employees of Tower may be deemed participants in the solicitation of proxies from its shareholders in favor of the proposed transaction. Information concerning persons who may be considered participants in the solicitation of Tower’s shareholders under the rules of the SEC is set forth in public filings filed by Tower with the SEC and will be set forth in the definitive proxy statement when it is filed with the SEC. Information concerning Tower’s participants in the solicitation is contained in Tower’s Proxy Statement on Schedule 14A, filed with the SEC on March 25, 2013.

Cautionary Statement Regarding Forward–Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This press release and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2013, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Risks that could adversely affect the proposed merger include, but are not limited to, the following:

  governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;
  the Board of Directors of Tower may withdraw its recommendation and support a competing acquisition proposal; and
  Tower’s shareholders may fail to approve the merger.

The following important factors are among those that could affect the actual outcome of other future events:

  changes in our financial strength or credit ratings could impact our ability to write new business, the cost of, and our ability to obtain, capital or our ability to attract and retain brokers, agents and customers;
  further decreases in the capital and surplus of our insurance subsidiaries and their ability to meet minimum capital and surplus requirements;
  changes in our ability to access our credit facilities or raise additional capital;
  the implementation and effectiveness of our capital improvement strategy;
  Tower’s ability to continue operating as a going concern;
  changes in our ability to meet ongoing cash requirements and pay dividends;
  greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data;
  changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all;
  changes in the availability, cost or quality of reinsurance or retrocessional coverage;
  decreased demand for Tower’s insurance or reinsurance products;
  increased competition on the basis of pricing, capacity, coverage terms or other factors;
  ineffectiveness or obsolescence of Tower’s business strategy due to changes in current or future market conditions;
  currently pending or future litigation or governmental proceedings;
  developments that may delay or limit Tower’s ability to enter new markets as quickly as it anticipates;
  loss of the services of any of Tower’s executive officers or other key personnel;
  changes in acceptance of Tower’s products and services, including new products and services;
  developments in the world’s financial and capital markets that could adversely affect the performance of Tower’s investments;
  the effects of acts of terrorism or war;
  changes in general economic conditions, including inflation, interest rates and other factors which could impact Tower’s performance and the performance of Tower’s investment portfolio;
  changes in accounting policies or practices;
  changes in legal theories of liability under Tower’s insurance policies;
  changes in rating agency policies or practices;
  declining demand for reinsurance due to increased retentions by cedents and other factors;
  a lack of opportunities to increase writings in Tower’s reinsurance lines of business and in specific areas of the reinsurance market;
  changes in the percentage of premiums written that Tower cedes to reinsurers;
  changes in regulations or laws applicable to Tower, its subsidiaries, brokers or customers, including regulatory limitations and restrictions on the declaration and payment of dividends and capital adequacy standards;
  the Bermudian regulatory system, and potential changes thereto;
  risks and uncertainties associated with technology, data security or outsourced services that could negatively impact Tower’s ability to conduct its business or adversely impact its reputation;
  the effects of mergers, acquisitions or divestitures;
  disruptions in Tower’s business arising from the integration of acquired businesses into Tower and the anticipation of potential or pending acquisitions or mergers; and
  any changes concerning the conditions, terms, termination, or closing of the merger with ACP Re.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by Tower with the Securities and Exchange Commission, such as current reports on Form 8–K, and regular reports on Forms 10–K and 10–Q, particularly in “Item 1A, Risk Factors.”

CONTACT:
Investors:
Tower Group International, Ltd.
William E. Hitselberger, 212-655-2110
Executive Vice President and Chief Financial Officer
bhitselberger@twrgrp.com